INVESCO QQQ TRUSTSM, SERIES 1

SUPPLEMENT DATED SEPTEMBER 4, 2018

TO THE PROSPECTUS DATED JANUARY 31, 2018,

AS PREVIOUSLY SUPPLEMENTED

Effective after the close of business today, all references and biographical information relating to Steven M. Hill, Principal Financial and Accounting Officer – Pooled Investments of Invesco Capital Management LLC (“Sponsor”), sponsor of the Invesco QQQ Trust, Series 1 (the “Trust”), are hereby removed from the Prospectus and replaced with the following:

Name	Nature of Relationship or
Affiliation with Sponsor
Kelli Gallegos	Principal Financial and Accounting Officer – Pooled Investments

Name	Business Experience
Kelli Gallegos

Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2018-Present); Principal Financial and Accounting Officer-Pooled Investments, Invesco Capital Management LLC (2018-Present); Vice President, Principal Financial Officer (2016-Present) and Assistant Treasurer (2008-Present), The Invesco Funds

Formerly, Assistant Treasurer Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2012-2018), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2018) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-2018); Assistant Treasurer, Invesco Capital Management LLC (2013-2018); and Assistant Vice President, The Invesco Funds (2008-2016).

Please Retain This Supplement for Future Reference.

P-QQQ-PRO-1-SUP-3 090418